Exhibit 10.43

Confidential Materials omitted and filed separately with the

Securities and Exchange Commission. Asterisks denote omissions.

The Purchase Contract No. FDCG07061

for the software of SL1500 Wind Turbine

This Purchase Contract is signed between

Sinovel Wind Co., Ltd (hereinafter referred to as Buyer)

Buyer’s Agent: China National Machinery & Equipment Import & Export Corporation (hereinafter referred to as Buyer’s agent)

and

Windtec Systemtechnik Handels GmbH in Austria (hereinafter referred to as Seller) in a friendly way.

Buyer and Seller agreed as follows:

1.	Scope of Supply:

[**] sets of software comprising:

•	SL1500 software program for pitch converter, yaw converter, IGBT converter and PLCs; according to Technical Specification of SL1500 Wind Turbine.

2.	Prices:

The delivery price is CIF Dalian [**] EURO per set. The total contract price is CIF Dalian [**] EURO.

3.	Conditions:

General Terms of Delivery issued by the Austrian Electrical and Electronics Industry Association, Ed. Jan. 2002

4.	Warranty:

Warranty period is 12 months after wind turbine has arrived on the wind farm and finished the commissioning, or 18 months after the delivery (shippment-date), whichever is earlier.

5.	Delivery:

The software of PLC and converter will be sent out by 1 off CD and/or email per batch, as a valid licence for the number of sets indicated therein. The delivery will be made in batches as per preliminary schedule below (shippment date):

Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

6.	Payments:

95% of each shipment value will be paid by T/T within 14 days after each shipment date against receipt of the invoice;

5% of each shipment value, as the retention bond, shall be paid by T/T within 14 days after the expiry of the warranty period.

7.	Taxes:

Note: Any applicable withholding tax according to the Austrian-Chinese-Double-Tax-Treaty will be borne by Windtec in Austria.

Buyer:	Sinovel Wind Co., Ltd

Address:	19/F, Culture Building, No. 59, Zhongguancun Street, Haidian, Beijing, China

Post code:	100872

Fax:	(0086) 10-82500072
Tel:	(0086) 10-62515566

Authorized representative:	/s/ [Illegible]
(Signature)

Signing date:	2007.12.24

Buyer’s Agent:	China National Machinery & Equipment Import & Export Corporation

Address:	12/F 178, Guangan Men Wai Street, Xuan Wu District, Beijing, China

Fax:	0086(0)10-63452264

Tel:	0086(0)10-63452250

Authorized representative:	/s/ [Illegible]
(Signature)

Signing date:	2007.12.19

Seller:	Windtec Systemtechnik Handels GmbH

Address:	Schleppeplatz 5,9020 Klageenfurt

Fax:	(0043)463-44460444
Tel:	(0043)463-444604-11

Authorized representative:	/s/ Gerald Heneberger	/ General Manager
(Signature)

Signing date:	2007-11-30